SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant  [ X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[  ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to Sections 240.14a-11(c) or
         Section 240.14a-12

                           WESTELL TECHNOLOGIES, INC.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1) Title of each class of securities to which transaction applies:


         2)       Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         4)       Proposed maximum aggregate value of transaction:


         5)       Total fee paid:


[  ]     Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:


         2) Form, Schedule or Registration Statement No.:


         3) Filing Party:


         4) Date Filed:

                           WESTELL TECHNOLOGIES, INC.
                             750 NORTH COMMONS DRIVE
                             AURORA, ILLINOIS 60504
                                 (630) 898-2500




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 25, 2003

TO THE STOCKHOLDERS:


         The Annual Meeting of Stockholders of Westell Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Company's Corporate Headquarters, 750 North Commons Drive, Aurora, Illinois on Thursday, September 25, 2003 at 10:00 a.m. Central Daylight Time for the following purposes:

          1.   To elect eight directors;

          2. To approve an amendment to the amended and restated certificate of incorporation of the Company to permit stockholders holding 25% or more of the voting power of the Company to call a special meeting of stockholders.

          3. To approve an amendment to the Bylaws of the Company to eliminate the provisions set forth in Article IX of the Bylaws that prevent Westell from selling securities having forward pricing provisions or from granting options at less than the fair market value of its stock without first obtaining majority stockholder approval.

          4.   Any other matters that properly come before the meeting.


         The Board of Directors has fixed the close of business on August 4, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting.

                                              By Order of the Board of Directors




                                              Nicholas C. Hindman, Sr.
                                              Senior Vice President and
                                              Chief Financial Officer




August ------, 2003


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                           WESTELL TECHNOLOGIES, INC.
                             750 NORTH COMMONS DRIVE
                             AURORA, ILLINOIS 60504
                                   -----------

                                 Proxy Statement

          Annual Meeting of Stockholders to be held September 25, 2003
                                   -----------
To the Stockholders of
WESTELL TECHNOLOGIES, INC.:

         This Proxy Statement is being mailed to stockholders on or about August 25, 2003 and is furnished in connection with the solicitation by the Board of Directors of Westell Technologies, Inc (the "Company") of proxies for the Annual Meeting of Stockholders to be held on September 25, 2003 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. If the form of Proxy which accompanies this Proxy Statement is executed and returned, it will be voted. A Proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Company or by attending the meeting and voting in person.

         A majority of the outstanding shares entitled to vote at this meeting and represented in person or by proxy will constitute a quorum. A quorum is needed for any proposal to be adopted.

         The affirmative vote of the holders of a plurality of the voting power of the Company entitled to vote and represented in person or by proxy at the meeting is required for the election of directors. Neither the nonvoting of shares nor withholding of authority will affect the election of directors. The affirmative vote of holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting as a single class, is required to adopt the above described amendments to the Bylaws of the Company and the Amended and Restated Certificate of Incorporation of the Company.

         With regard to approving any other proposal submitted to a vote at the meeting, votes cast in favor of a proposal must exceed the votes cast in opposition.

         Expenses incurred in the solicitation of proxies will be borne by the Company. Officers of the Company may make additional solicitations in person or by telephone.

         The Annual Report to Stockholders on Form 10-K for fiscal year ended March 31, 2003 ("fiscal 2003") accompanies this Proxy Statement. If you did not receive a copy of the report, you may obtain one by writing to the Secretary of the Company.

         As of August 4, 2003, the Company had outstanding shares of Class A Common Stock and shares of Class B Common Stock (collectively, the "Common Stock"), and such shares are the only shares entitled to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to four votes on each matter to be voted upon at the Annual Meeting.

                        SECURITIES BENEFICIALLY OWNED BY
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth the beneficial holdings (and the percentages of outstanding shares represented by such beneficial holdings) as of July 21, 2003, of (i) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to own beneficially more than 5% of either class of its outstanding Common Stock, (ii) each director, (iii) each executive officer identified by name in the summary compensation table below, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information provided by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Under Rule 13d-3 of the Exchange Act, persons who have the power to vote or dispose of Common Stock of the Company, either alone or jointly with others, are deemed to be beneficial owners of such Common Stock.


                                                                                                           PERCENT OF
STOCKHOLDERS,                            NUMBER OF        NUMBER OF         PERCENT OF       PERCENT OF      TOTAL
NAMED EXECUTIVE                           CLASS A          CLASS B            CLASS A          CLASS B       VOTING
OFFICERS AND DIRECTORS                 SHARES(1)(2)            SHARES(2)   COMMON STOCK    COMMON STOCK     POWER(3)
----------------------                 ------------   ------------------   ------------    ------------     --------
Robert C. Penny III                         --           14,826,886(4)          --              84.5%          49.7%
Melvin J. Simon                           145,250(5)     16,201,848(4) (6)       *              92.3%          54.4%
Becker Capital Management (7)           4,316,625             --               8.8%              --             3.6%
E. Van Cullens.....................       948,799             --               1.9%              --               *
John W. Seazholtz                         135,250             --                 *               --               *
Nicholas C. Hindman, Sr.                  189,061             --                 *               --               *
William J. Noll                           288,226             --                 *               --               *
John  C. Clark......................       28,763             --                 *               --               *
Paul A. Dwyer                             193,650             --                 *               --               *
Richard Riviere
Bernard F. Sergesketter                    43,650             --                 *               --               *
Roger L. Plummer..................         18,000             --                 *               --               *
All Directors and Executive
Officers as a group (13 Persons)        2,021,649                             4.1%                             1.7%
------------------
*........Less than 1%
(1)  Includes options to purchase shares that are exercisable within 60 days of
     July 21, 2003 as follows: Mr. Cullens: 901,799 shares; Mr. Simon: 133,750 shares; Mr. Noll: 270,750 shares; Mr. Dwyer: 176,650 shares; Mr. Seazholtz:
     118,250 shares; Mr. Sergesketter: 33,650 shares; Mr. Hindman: 179,061 shares; Mr. Clark: 28,763 shares; Mr. Plummer: 13,000 shares; and all directors and officers as a group: 1,855,673 shares.
(2)  Holders of Class B Common Stock have four votes per share and holders of
     Class A Common Stock have one vote per share. Class A Common Stock is freely transferable and Class B Common Stock is transferable only to certain transferees but is convertible into Class A Common Stock on a share-for-share basis.
(3)  Percentage of beneficial ownership is based on 49,206,255 shares of Class A
     Common Stock and 17,550,860 shares of Class B Common Stock outstanding as of July 21, 2003.
(4)  Includes 14,826,886 shares of Class B Common Stock held by Messrs. Penny and Simon, as Trustees pursuant to a Voting Trust Agreement dated February
     23, 1994, as amended (the "Voting Trust"), among Robert C. Penny III and
     Melvin J. Simon, as trustees (the "Trustees"), and certain members of the
     Penny family and the Simon family. The Trustees have joint voting and dispositive power over all shares in the Voting Trust. Messrs. Penny and
     Simon each disclaim beneficial ownership with respect to all shares held in the Voting Trust in which they do not have a pecuniary interest. The Voting
     Trust contains 3,158,631 shares held for the benefit of Mr. Penny and
     237,804 shares held for the benefit of Mr. Simon. The address for Messrs.
     Penny and Simon is Melvin J. Simon & Associates, Ltd., 4343 Commerce Court,
     Suite 306, Lisle, Illinois 60532.
(5)  Includes 9,500 shares owned by Stacy L. Simon, Melvin J. Simon's daughter, and 2,000 shares held in trust for the benefit of Makayla G. Penny, Mr.
     Penny's daughter, for which Mr. Simon is trustee and has sole voting and dispositive power; Mr. Simon disclaims beneficial ownership of these shares.
(6)  Includes 45,980 shares held in trust for the benefit of Sheri A. Simon and
     45,980 shares held in trust for Stacy L. Simon, Melvin J. Simon's daughters, for which Natalie Simon, Mr. Simon's wife, is custodian and has sole voting and dispositive power. Includes; 1,283,002 shares held in trust for the benefit of Mr. Penny's children for which Mr. Simon is trustee and has sole voting and dispositive power. Mr. Simon disclaims beneficial ownership of these shares.
(7) The Class A Common stock listed in the table is owned of record by clients of Becker Capital Management, Inc. In its capacity as an investment advisor, Becker Capital Management, Inc. may be deemed to beneficially own the shares listed in the table. The address for this stockholder is 1211 SW
     5th Avenue, Portland, Oregon 97204.




PROPOSAL NO. 1:  ELECTION OF DIRECTORS

           At the Annual Meeting, seven directors, are to be elected to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Thomas Reynolds, a current board member, is planning to resign from the board effective September 1, 2003. The Company is currently conducting a search for his replacement but expects that this position will remain vacant until after the Annual Meeting. The Bylaws of Westell Technologies, Inc. provide that not less than six nor more than ten directors shall constitute the board of directors.

         Except proxies marked to the contrary, the Board of Directors has no reason to believe that any such nominee will be unable to serve. It is intended that the proxies will be voted for the nominees listed below. It is expected that the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

NOMINEES

         The following table sets forth certain information with respect to the nominees, all of whom are current members of the present Board of Directors.


                              DIRECTOR
NAME AND AGE                     SINCE         PRINCIPAL OCCUPATION AND OTHER INFORMATION
------------                     -----         ------------------------------------------

John W. Seazholtz (67)            1997         John W.  Seazholtz has served as Director of the Company since  December 1997 and was elected  Chairman in April 2000.  Mr.  Seazholtz was  President  and Chief  Executive
                                               Officer of Telesoft  America,  Inc.  from May 1998 to May 2000.  In April  1998,  Mr.
                                               Seazholtz  retired as Chief Technology  Officer - Bell Atlantic where he served since
                                               June  1995.  Mr.  Seazholtz  previously  served  as  Vice  President  Technology  and
                                               Information  Services - Bell  Atlantic and in other  executive  capacities  with Bell
                                               Atlantic  beginning  in 1962.  Mr.  Seazholtz  currently  serves  as a  Director  for
                                               Odetics,  Inc., a supplier of digital  data  management  products  for the  security,
                                               broadcast   and   computer   storage   markets,   and  for   ASC-Advanced   Switching
                                               Communications,  an ATM network equipment developer.  He is Chairman of eWay Group, a private  consulting  firm.  He is on the  Board of  Overseers  of N.J.  Institute  of
                                               Technology.

Melvin J. Simon (58)              1992         Melvin J. Simon has served as Assistant  Secretary of the Company since July 1995 and as a Director of the Company  since  August 1992.  From July 1995 to April 2003,  Mr.
                                               Simon  served as Assistant  Treasurer of the Company.  From August 1992 to July 1995,
                                               Mr. Simon  served as Secretary  and  Treasurer  of the  Company.  A Certified  Public
                                               Accountant,  Mr.  Simon  founded  and has  served as  President  of Melvin J. Simon &



                                               Associates,  Ltd., a public  accounting  firm,  since May 1980. Mr. Simon serves as a
                                               Director of the Company's 88% owned subsidiary Conference Plus, Inc.

Paul A. Dwyer (69)                1996         Paul A. Dwyer has served as a Director of the  Company  since  January  1996 and as a
                                               Director of Westell,  Inc., a wholly owned subsidiary of the Company,  since November
                                               1995. Mr. Dwyer,  now retired,  served as Chief Financial  Officer of Henry Crown and
                                               Company,  a private  investment firm from February 1981 to December 1999, and as Vice
                                               President  --  Administration  of  Longview   Management  Group,  LLC,  a  registered
                                               investment  advisor,  from  October  1998 to December  1999.  Mr.  Dwyer  serves as a
                                               Director for McHenry Savings Bank, Rush Computer Rental and Valuemetrics Advisors.

Robert C. Penny III (50)          1998         Robert C. Penny III has served as a Director of the Company since  September 1998. He has been the managing partner of P.F.  Management Co., a private investment  company, since May 1980.

Bernard F. Sergesketter (67)      2000         Bernard F.  Sergesketter  has served as a Director of the  Company  since March 2000.
                                               Mr. Sergesketter   is  Chairman  and  Chief  Executive   Officer  of  Sergesketter  &
                                               Associates,  a marketing  consulting  firm, since 1994. He served as a Vice President of AT&T  from  January  1983 to August  1994.  Mr.  Sergesketter  was a  Director  of
                                               Teltrend,  Inc, a wholly owned subsidiary of the Company,  from January 1996 to March
                                               2000 and currently  serves as a Director of Solar  Communications  Inc., the Illinois
                                               Institute of Technology and The Sigma Chi Foundation.

E. Van Cullens (57)               2001         E. Van Cullens has served as President,  Chief Executive  Officer and Director of the
                                               Company since July 2001. Prior to joining the Company,  Mr. Cullens  operated Cullens
                                               Enterprises,  LLC, a management consulting firm focused in  telecommunications,  from
                                               June 2000  through  June  2001.  From June 1999 to May 2000,  Mr.  Cullens  served as
                                               President and Chief Operating Officer of Harris  Corporation and served as President,
                                               Communications  Sector  from May 1997 to June  1999.  Mr. Cullens  served in  various executive  capacities  with Siemens A. G. and affiliated  companies from January 1991 to April 1997.  Mr.  Cullens was with  Stromberg-Carlson  from May 1984 until January
                                               1991 when the  Stromberg-Carlson  was  acquired  by  Siemans.  From May 1972 to April
                                               1984, Mr. Cullens held various management positions with GTE Corporation.

Roger L. Plummer (61)             2001         Roger L. Plummer has served as a Director of the Company since  September,  2001. Mr.
                                               Plumber currently serves as the Managing  Director of the  International  Engineering
                                               Consortium.  Mr. Plummer also serves as a consultant in communication  technology and corporate  organization  and  culture.  Mr.  Plummer  previously  served  in  various executive  capacities  at Ameritech and its  predecessor,  Illinois  Bell,  including
                                               President of the Ameritech  Custom  Business  Services  unit. Mr. Plummer serves as a
                                               Board  member of:  DePaul  University,  University  of Illinois  Foundation,  Chicago
                                               public   television   Channel  11,   Association  of  Public   Television   Stations,
                                               Accreditation  Council of Graduate Medical Education,  Rush Hospital  Neurobehavioral

                                               Center,  Chicago Symphony Orchestra Governing Members Organization and the University
                                               of Illinois Medical Center.


INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES:

         The Board of Directors held twelve meetings during fiscal 2003. All directors attended at least 75% of the aggregate number of such meetings and of meetings of Board committees on which they served in fiscal 2003.

         The Board of Directors has six standing committees: the Audit Committee, the Compensation Committee, the Executive Committee, the Finance Committee and the Technology Committee.

         The Audit Committee (comprised of Messrs. Dwyer (Chair), Simon and Sergesketter) met three times in fiscal 2003. The functions of the Audit Committee consist of providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. Each of the audit committee members is deemed independent as such term is defined in the NASD listing standards. Mr. Dwyer serves as the financial expert of the audit committee and is an independent director as such term is defined under NASD rules.


         The Compensation Committee (comprised of Messrs. Dwyer (Chair), Penny, Seazholtz and Simon) met three times in fiscal 2003. The functions of the Compensation Committee consist of determining executive officers' salaries and bonuses as well as administering and determining awards to be granted under the Company's 1995 Stock Incentive Plan and Employee Stock Purchase Plan.

         The Finance Committee (comprised of Messrs. Simon (Chair), Cullens and Dwyer) met two times in fiscal 2003. The functions of the Finance Committee consist of making recommendations to the Board of Directors as to financial matters and as to such matters as shall be referred to it by the Board of Directors. The Finance Committee also periodically reviews the investment policies and performance of the Company.

         The Technology Committee (comprised of Messrs. Seazholtz (Chair), Sergesketter and Cullens) met once in fiscal 2003. The Technology Committee was established to insure alignment between the Company's technology initiatives and its overall business strategy.

         Directors who are not employees of the Company each receive $20,000 per year for services rendered as directors, except Robert C. Penny III, who receives no compensation. In the fiscal year ended March 31, 2003, outside directors, except for Robert C. Penny III were granted stock options to purchase shares that vest annually over five years and have a ten year term. John Seazholtz was granted stock options to purchase 50,000 shares on April 1, 2002. Paul Dwyer, Thomas Reynolds, Melvin Simon and Bernard Sergesketter were granted options to purchase 25,000 shares on April 1, 2002. Roger Plummer was granted options to purchase 15,000 shares on April 1, 2002. The exercise price for such options was based on the fair market value of the options on the day of grant. In addition, all directors may be reimbursed for certain expenses incurred in connection with attendance at Board and committee meetings. In addition, Mr. Simon also receives $1,250 each quarter for his services as a director of Conference Plus, Inc., a subsidiary of the Company. Other than as described in this paragraph, directors who are employees of the Company do not receive additional compensation for service as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

         EXECUTIVE OFFICERS

         The following sets forth certain information with respect to the current executive officers of the Company. Please refer to the information contained above under the heading "Election of Directors" for biographical information of executive officers who are also directors of the Company.

Name                       Age      Position
----                       ---      --------
John W. Seazholtz..........  66     Chairman of the Board of Directors
E. Van Cullens.............  56     President and Chief Executive Officer
Nicholas C. Hindman, Sr....  51     Treasurer, Secretary, Senior Vice President
                                    and Chief Financial Officer
William J. Noll............  60     Senior Vice President of Product Development
                                    and Chief Technology Officer
John C. Clark..............  54     Senior Vice President of Operations


         Nicholas C. Hindman, Sr. has served as Treasurer, Secretary, Vice President and Chief Financial Officer since March, 2000 and as acting Treasurer, Secretary, Vice President and Chief Financial Officer of the Company from May 1999 to February 2000. From October 1997 to April 1999, Mr. Hindman served as General Manager of MFI Holdings, LLC, a manufacturer of consumer products. From 1992 through September 1997, Mr. Hindman operated an auditing and consulting firm specializing in initial public offerings, private placement of securities and business turnarounds.

         John C. Clark has served as Senior Vice President of Operations since April 2001. Prior to joining the Company, Mr. Clark was Vice President of Manufacturing from September 1998 to October 2000 with 3COM. Mr. Clark was Director of Material Management at US Robotics/3COM from January 1996 to September 1998. From 1994 to 1996, Mr. Clark served as Area Vice President of Operations for Caremark. He also served as Director of Materials Management for Caremark from 1991 to 1996.

         William J. Noll has served as Senior Vice President of Research and Development and Chief Technology Officer of Westell, Inc. since May 1997. Prior to joining the Company, Mr. Noll was Vice President and General Manager of Residential Broadband at Northern Telecom from October 1995 to May 1997. Mr. Noll held other various Vice President and Assistant Vice President positions at Northern Telecom from June 1988 to October 1996, and was Vice President Network Systems at Bell Northern Research from November 1986 to June 1988.

EXECUTIVE COMPENSATION

         The following table sets forth information for the fiscal years ended March 31, 2001, 2002 and 2003, with respect to all compensation paid or earned for services rendered to the Company by individuals who served as the Company's Chief Executive Officer in fiscal 2003 and the Company's other most highly compensated executive officers who were executive officers at March 31, 2003 (together, the "Named Executive Officers") and one individual who served as an executive officer in fiscal 2003 but who is no longer serving as such on March 31, 2003.


                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                             ANNUAL COMPENSATION         COMPENSATION
                                                             -------------------         ------------
                                                                                          SECURITIES
                                    FISCAL     SALARY      BONUS      OTHER ANNUAL        UNDERLYING         ALL OTHER
                                                                      COMPENSATION        OPTIONS(1)     COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR      ($)         ($)                 ($)           (SHARES)              ($)
---------------------------        ----      ---         ---        ------------       ------------      -----------

E.Van Cullens                        2003       433,187          -          -              195,541                -
President and Chief Executive        2002       344,898    200,000     217,182(2)        1,876,923                -
Officer                              2001             -          -          -                 -                   -

John C. Clark                        2003       239,239          -      31,714(2)          114,572                -
Senior Vice President of             2002       234,519      2,500          -              122,632                -
Operations                           2001             -          -          -                 -                   -

Nicholas C. Hindman, Sr.             2003       196,854          -          -              100,498                -
   Treasurer, Secretary, Senior      2002       200,000     18,000          -              117,833                -
   Vice President and Chief          2001     200,000     39,200            -                 -                   -
   Financial Officer

William J. Noll                      2003       183,938     38,333          -               94,581                -
   Senior Vice President of          2002       222,000    143,600          -              135,402                -
   Research & Development and        2001       184,711    186,500          -               85,750         2,302(3)
   Chief Technology Officer

Richard P. Riviere(5)                2003       120,000          -          -                 -           69,200(4)
   Vice President of Transaction     2002       208,000    127,772          -                 -                   -
   Services Chief Executive        2001         196,712    120,442          -                 -                   -
   Officer of Conference Plus,
   Inc.

(1)  Stock options granted were non-qualified stock options of Class A Common
     Stock and were issued under the 1995 Stock Incentive Plan of the Company except for all options issued to Mr. Cullens in fiscal year 2002 which were issued outside of the Plan.
(2)  Represents reimbursed relocation expense and tax gross up.
(3)  Represents matching contributions under the Company's 401(k) Profit Sharing
     Plan for fiscal 2002.
(4) Represents $56,000 paid in severance costs and $13,200 paid for accrued vacation.
(5)  Mr. Riviere resigned in October 2002.


         The following tables set forth the number of stock options granted to each of the Named Executive Officers during fiscal 2003, the stock option exercises by each Named Executive Officer and exercisable and unexercisable stock options held by the Named Executive Officers as of March 31, 2003. For purposes of table computations the fair market value at March 31, 2003 was equal to $4.05 per share.


OPTION GRANTS IN THE LAST FISCAL YEAR


                                                                                              POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED ANNUAL
                                                                                               RATE OF STOCK PRICE
                                                                                                  APPRECIATION
                                                      INDIVIDUAL GRANTS                         FOR OPTION TERM(2)
                                                      -----------------                         ------------------
                                    NUMBER OF       PERCENT OF
                                   SECURITIES     TOTAL OPTIONS
                                   UNDERLYING       GRANTED TO    EXERCISE OR
                                     OPTIONS       EMPLOYEES IN    BASE PRICE   EXPIRATION
NAME                               GRANTED(#)     FISCAL YEAR(1)     ($/SH)        DATE          5%            10%
----                               ----------     --------------  ---------     -------     -------       --------

E. Van Cullens                         95,541(3)           3.00%         1.570    04/01/12        94,334      239,060
                                      100,000(5)           3.14%         1.305    12/24/12        82,071      207,893
Nicholas C. Hindman                    10,000(4)           0.31%         1.570    04/01/12         9,874       25,022
                                       10,000(4)           0.31%         3.000    04/01/12             -       10,722
                                       73,248(3)           2.30%         1.570    04/01/12        72,322      183,279
                                        7,250(4)           0.23%         1.570    04/01/12         7,158       18,141
John C. Clark                          10,000(4)           0.31%         1.570    04/01/12         9,874       25,022
                                       10,000(4)           0.31%         3.000    04/01/12             -       10,722
                                       73,248(3)           2.30%         1.570    04/01/12        72,322      183,279
                                       15,000(4)           0.47%         1.570    04/01/12        14,810       37,533
                                        6,234(4)           0.20%         4.050    03/31/13        16,107       40,819
William J. Noll                        10,000(4)           0.31%         1.570    04/01/12         9,874       25,022
                                       10,000(4)           0.31%         3.000    04/01/12             -       10,722
                                       73,248(3)           2.30%         1.570    04/01/12        72,322      183,279
                                        1,333(3)           0.04%         1.315    08/02/12         1,102        2,794
Richard P. Riviere                            --              --            --          --            --           --

(1)  Based on 3,182,681 total options granted to employees,  including the Named
     Executive Officers, in fiscal 2003.
(2) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.
(3) These options are performance-based and vest in full at the earlier of achievement of certain performance goals or eight years after grant date.
(4) These options vest over a five-year period with 20% vesting per year and have a 10-year life subject to earlier termination upon the occurrence of certain events related to termination of employment.
(5) 95,834 of the shares covered by this option vest monthly over a two year period and 4,166 of the shares covered by this option vested on issuance.



                             FISCAL YEAR-END VALUES
                             ----------------------


                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                   SHARES          VALUE       OPTIONS AT FISCAL YEAR END   IN-THE-MONEY OPTIONS AT
                                ACQUIRED ON       REALIZED                 (#)                FISCAL YEAR END ($)
NAME                            EXERCISE (#)       ($)(1)      (EXERCISABLE/UNEXERCISABLE)  (EXERCISABLE/UNEXERCISABLE)
----                           -------------   ----------      ---------------------------  -------------------------
E. Van Cullens                       -               -              317,344/1,755,120          674,260/2,918,720
Nicholas C. Hindman                  -               -              112,669/171,712             92,944/387,718
John C. Clark                        -               -               51,763/185,441            101,488/406,126
William J. Noll                      -               -              303,162/182,571            115,628/385,245
Richard P. Riviere                   -               -               21,600/0                        0/0

(1) Value is calculated by subtracting the exercise price per share from the fair market value at the time of exercise and multiplying this amount by the number of shares exercised pursuant to the stock option.
(2) Value is calculated by subtracting the exercise price per share from $4.05, the closing price of the Company's Class A Common Stock on March 31, 2003, and multiplying such amount by the number of shares subject to the option.


EMPLOYMENT AND SEVERANCE AGREEMENTS

           The Company has a severance agreement with Mr. Cullens, the Chief Executive Officer of the Company. The severance agreement provides that in the event that Mr. Cullens is terminated without Cause (as defined therein) or he resigns for Good Reason (as defined therein), the Company shall pay to Mr. Cullens severance payments equal to his salary and bonus for the fiscal year in which the termination occurs, and the severance agreement also provides for the payment of certain amounts upon the occurrence of certain events. Mr. Cullens agreed not to compete with the Company and not to solicit any Company employees for a period of one year in the event that his termination entitles him to severance payments. The Company's severance payment obligations and Mr. Cullens' right to this additional bonus shall terminate upon Mr. Cullens' death, resignation without Good Reason, retirement or termination for Cause.

         The Company also has entered into a Deferred Compensation arrangement with Mr. Cullens. The amount of deferred incentive compensation to be awarded to Mr. Cullens in each year of his service as Chief Executive Officer of the Company is be based on the Company's consolidated net income before income taxes as set forth in the Company's audited financial statements for March 31, 2004 and subsequent fiscal years plus any gain on the sale of the Company's interest in Conference Plus, Inc., if any. The amount of the award shall be determined as follows:


------------------------------- ------- ---------------- ---------------------
CONSOLIDATED DEFERRED           RATE    MAX AWARD        CUMULATIVE MAXIMUM
COMPENSATION INCOME BEFORE
CUMULATIVE INCOME TAXES*
------------------------------- ------- ---------------- ---------------------
Up to $2,500,000                5%      $125,000         $ 125,000
------------------------------- ------- ---------------- ---------------------
Next  $3,750,000                4%      $150,000         $ 275,000
------------------------------- ------- ---------------- ---------------------
Next  $6,250,000                3%      $187,500         $ 462,500
------------------------------- ------- ---------------- ---------------------
Next  $6,250,000                2%      $125,000         $ 587,500
------------------------------- ------- ---------------- ---------------------
Next  $6,250,000                1%      $ 62,500         $ 650,000
------------------------------- ------- ---------------- ---------------------

All amounts awarded under the deferred compensation program shall vest on March 31, 2006 as long as Mr. Cullens is employed by the Company on that date. Any amounts earned by Mr. Cullens in the fiscal years ending after March 31, 2006 will be fully vested at the time the amounts are determined as set forth above. The amounts earned under the program will also be fully vested in the event of Mr. Cullens' death or termination of employment by permanent and total disability prior to March 31, 2006 or upon a change in control of the Company. Unless otherwise elected, the deferred incentive compensation earned by Mr. Cullens and vested hereunder will be paid to Mr. Cullens upon his retirement from the Company or other termination of employment. Mr. Cullens shall also have the right to withdraw all vested amounts earned under the program at any time, provided that 5% of the amount withdrawn shall be forfeited to the Company. The Company shall establish a rabbi trust and pay to the trust from time to time an amount equal to any amount earned under the deferred incentive compensation program. The balance in the deferred compensation account will be paid to Mr. Cullens in a lump sum within 30 days after a change in control of the Company or within 90 days after his death or termination of employment by permanent and total disability.



                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for the Company's executive compensation and employee stock option programs. It periodically determines the compensation to be paid to the executive officers of the Company and administers and determines the awards to be granted under the Company's 1995 Stock Incentive Plan. The Compensation Committee has four outside directors.

OVERVIEW AND PHILOSOPHY

         The executive compensation program is intended to provide overall levels of compensation for the executive officers which are competitive for the industries and the geographic areas within which they operate, the individual's experience, and contribution to the long-term success of the Company. A leading consulting firm provides for the Compensation Committee's consideration information regarding executive compensation of companies that operate in similar industries. The Compensation Committee believes that its task of determining fair and competitive compensation is ultimately judgmental.

         The executive compensation program is composed of base salary, annual incentive compensation, equity based incentives, and other benefits generally available to all employees.

BASE SALARY

         The base salary for each executive is intended primarily to be competitive with companies in the industries and geographic areas in which the Company competes. Surveys from outside firms and consultants are used to help determine what is competitive. In making annual adjustments to base salary, the Compensation Committee also considers the individual's performance over a period of time as well as any other information which may be available as to the value of the particular individual's past and prospective future services to the Company. This information includes comments and performance evaluations by the Company's Chief Executive Officer. The Committee considers all such data; it does not prescribe the relative weight to be given to any particular component.

ANNUAL INCENTIVE COMPENSATION

         Annual incentive compensation is ordinarily determined by a formula which considers the financial goals and objectives of the Company.

LONG-TERM INCENTIVES

         In general, the Compensation Committee believes that equity based compensation should form a part of an executive's total compensation package. Stock options may be granted to executives in order to directly relate a portion of the executive's earnings to the stock price appreciation realized by the Company's stockholders over the option period. Stock options also provide executives with the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive's option will be determined by factors similar to those considered in establishing base salaries. In fiscal 2003, 505,192 stock options were granted to executive officers.

DEFERRED COMPENSATION

         The Company's Chief Executive Officer has a deferred compensation arrangement in the form of a Rabbi Trust Agreement.

OTHER

         Other benefits are generally those available to all other employees in the Company, or a subsidiary, as appropriate.

COMPENSATION FOR CHIEF EXECUTIVE OFFICER

         The Compensation Committee applies the same standards in establishing the compensation of the Company's Chief Executive Officer as are used for other executives. However, there are procedural differences. The Chief Executive Officer does not participate in setting the amount and nature of his compensation.

         Internal Revenue Code section 162(m), in general, precludes a public corporation from claiming a tax deduction for compensation in excess of $1 million in any taxable year for any executive officer named in the summary compensation table in such corporation's proxy statement. Certain performance-based compensation is exempt from this tax deduction limitation. The Compensation Committee's policy is to structure executive compensation in order to maximize the amount of the Company's tax deduction. However, the Compensation Committee reserves the right to deviate from that policy to the extent it is deemed necessary to serve the best interests of the Company.

         This report is submitted by the Compensation Committee of the Board of Directors.

                                 Respectfully Submitted By:

                                 The Compensation Committee
                                 Paul A. Dwyer (Chair)
                                 Robert Penny III
                                 John W. Seazholtz
                                 Melvin J. Simon

                             AUDIT COMMITTEE REPORT

         The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

         We have reviewed and discussed with senior management the Company's audited financial statements included in the 2003 Annual Report to Stockholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

         We have discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) quality of accounting principles, (iv) management judgments and estimates, (v) any significant audit adjustments, (vi) other information in documents containing audited financial statements, (vii) any disagreements with management, (viii) any consultations with other accounts,
(ix) any major issues discussed with management prior to retention, (x) any difficulties encountered in performing the audit and (xi) any fees from management advisory services.

         We have received from Ernst & Young LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Ernst & Young LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. Ernst & Young LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

         Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2003 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K.

         In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                                              Respectfully Submitted By:

                                              The Audit Committee
                                              Paul A. Dwyer (Chair)
                                              Melvin J. Simon
                                              Bernard F. Sergesketter

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         The Compensation Committee is currently composed of Messrs. Dwyer (Chair), Penny, Seazholtz and Simon, the Assistant Secretary and Assistant Treasurer of the Company. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

         Since 1984, Melvin J. Simon & Associates, Ltd. has provided accounting and other financial services to the Company. Mr. Simon, a director and the Assistant Secretary of the Company and Co-Trustee of the Voting Trust, is the sole owner of Melvin J. Simon & Associates, Ltd. The Company paid Melvin J. Simon & Associates, Ltd. approximately $18,236, $36,845 and $3,448 in fiscal 2001, 2002 and 2003, respectively, for its services. The Company believes that these services are provided on terms no less favorable to the Company than could be obtained from unaffiliated parties.

         The Company has granted Robert C. Penny III and Melvin J. Simon, as Trustees of the Voting Trust, certain registration rights with respect to the shares of Common Stock held in the Voting Trust.

         In June 2001, trusts for the benefit of Robert C. Penny III, a director of the Company, and other Penny family members, entered into a guaranty of $10 million of the Company's obligations under its revolving credit facility. In consideration of the guarantee, the Company has granted those trusts warrants to purchase 512,820 shares of Class A Common Stock for a period of five years at an exercise price of $1.95 per share (the fair market value on the date of grant) and agreed to grant registration rights with respect to shares acquired upon exercise. This guarantee is no longer in place.

         The Company has certain severance agreements with Mr. Cullens, the Chief Executive Officer of the Company. See "Employment and Severance Agreements" above.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. During fiscal 2003, all such persons filed on a timely basis all reports required by Section 16(a) of the Securities Exchange Act of 1934 with the exception of Mr. Clark, who filed a Form 3 on May 2003 when it was due on September 29, 2001 and reported five option grants on a Form 4 on May 30, 2003 when the option grants should have been reported on Form 4s in May 2002 and March 2003.

                                PERFORMANCE GRAPH

         The following performance graph compares the quarterly percentage change in the Company's cumulative total stockholder return on its Class A Common Stock with the cumulative total return of the Nasdaq Stock Market--U.S. Index and the Nasdaq Telecommunications Index for the period commencing April 1, 1998 and ending March 31, 2003. The stock price performance shown in the performance graph is not indicative of future stock price performance.




                                [GRAPH OMITTED]




                           TOTAL RETURN - DATA SUMMARY

                                           CUMULATIVE TOTAL RETURN
                            ----------------------------------------------------
                            4/1/98     3/99      3/00     3/01     3/02     3/03

WESTELL TECHNOLOGIES, INC.  100.00    34.56    250.00    26.47    12.16    31.69
NASDAQ STOCK MARKET (U.S.)  100.00   135.08    250.99   100.60   101.32    74.37
NASDAQ TELECOMMUNICATIONS   100.00   163.11    246.25    87.04    47.08    34.85

PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO THE COMPANY'S CHARTER

Our Board of Directors has proposed amendments to our charter to permit stockholders holding 25% or more of the voting power of Westell to call a special meeting of stockholders.

         Under our charter, the affirmative vote of holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting as a single class, is required to adopt the above described amendment (the "Special Meeting Amendment"). Messrs. Penny and Simon, the trustees of the Voting Trust and members of the Board, who collectively control over 50% of the voting power of the Company, have indicated that they will vote for this Proposal No. 2.

         Under Article Ninth of our current charter, special meetings of stockholders may be called by the Chairman of the Board, the President, a majority of the Board of Directors then in office or stockholders owning at least a majority of the voting power represented by all of the issued and outstanding capital stock of the corporation. The proposed Special Meeting Amendment would allow stockholders with less than a majority of the voting power of Westell to call special meetings. The proposed Special Meeting Amendment would permit stockholders owning at least 25% of the voting power represented by all of the issued and outstanding capital stock of the corporation to call a special meeting of stockholders (in addition to the Chairman of the Board, the President and a majority of the Board of Directors). Westell believes that this Special Meeting Amendment would provide stockholders with more of a voice in the affairs of the Company.

         At August ____, 2003, _________________ shares of Class A Common Stock were issued and outstanding, ___________ shares of Class B Common Stock were outstanding and no shares of Preferred Stock were outstanding.

         The Special Meeting Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in the charter or the bylaws as in effect on the date hereof. Our charter and the bylaws currently provide several mechanisms whereby our Board could resist a takeover attempt not considered in the best interests of stockholders. Our Board has the authority to issue up to 1,000,000 shares of preferred stock and to determine the relative preferences, limitations and relative rights of those shares with respect to dividends, redemption, payments on liquidation, sinking fund provisions, conversion privileges and voting rights without any further vote or action by the stockholders. The rights of the holders of Class A Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. While we have no present intention to issue shares of preferred stock, any such issuance could have the effect of making it more difficult for a third party to acquire control of us.

         In addition, we are subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law, which could have the effect of delaying or preventing a change of control of us. Furthermore, certain provisions of our charter and the bylaws may individually or collectively have the effect of delaying or preventing changes in control of us or our management and could have a depressive effect on the market price of Class A Common Stock. For example, our charter and the bylaws require stockholders to follow an advance notification procedure for certain stockholder nominations of candidates to the Board and for new business to be conducted at stockholders meetings.

         RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors considers the Special Meeting Amendment to be in the best interests of the Company and all of its stockholders and unanimously recommends that the stockholders vote "FOR" this Proposal No. 2.

PROPOSAL NO. 3: APPROVAL OF AMENDMENT TO THE COMPANY'S BYLAWS

         Our Board of Directors has proposed an amendment to our Bylaws to eliminate provisions in our bylaws set forth in Article IX of the Company's Bylaws that prevent Westell from selling securities having forward pricing provisions or from granting options at less than the fair market value of our stock without first obtaining majority stockholder approval.

         The affirmative vote of holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting as a single class, is required to adopt the above described amendment (the "Bylaw Amendment"). Messrs. Penny and Simon, the trustees of the Voting Trust and members of the Board, who collectively control over 50% of the voting power of the Company, have indicated that they will vote for this Proposal No. 3.

         Article Ninth of Westell's Bylaws currently reads as follows:

                  Unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of shareholders, the Company shall not:

                         (i) grant any stock options with an exercise price that
                    is less than 100% of the fair market value of the underlying stock on the date of grant, or reduce the exercise price of any stock option granted under any existing or future stock option plan;

                         (ii) sell or issue any security of the Company convertible, exercisable or exchangeable into shares of Common Stock, having a conversion, exercise or exchange price per share which is subject to downward adjustment based on the market price of the Common Stock at the time of conversion, exercise or exchange of such security into Common Stock (except for appropriate adjustments made to give effect to any stock splits or stock dividends); or

                         (iii) enter into (a) any equity line or similar agreement or arrangement; or (b) any agreement to sell Common Stock (or any security convertible, exercisable or exchangeable into shares of Common Stock ("Common Stock Equivalent")) at a per share price (or, with respect to a
                    Common Stock Equivalent, at a conversion, exercise or exchange price, as the case may be ("Equivalent Price")) that is fixed after the execution date of the agreement, whether or not based on any predetermined price-setting formula or calculation method. Notwithstanding the foregoing, however, a price protection clause shall be permitted in an agreement for sale of Common Stock or Common Stock Equivalent, if such clause provides for an adjustment to the price per share of Common Stock or, with respect to a Common Stock Equivalent, to the Equivalent Price (provided that such price or Equivalent Price is fixed on or before the execution date of the agreement) (the "Fixed Price") in the event that the Company, during the period beginning on the date of the agreement and ending no later than 90 days after the closing date of the transaction, sells shares of Common Stock or Common Stock Equivalent to another investor at a price or Equivalent Price, as the case may be, below the Fixed Price.

                            This Article IX may not be further amended or
                  repealed without the affirmative vote of the holders of a majority of the shares present and entitled to vote at a duly convened meeting of shareholders. Notwithstanding anything contained herein to the contrary, the provisions in this
                  Article IX shall not apply to any rights offering and related overallotment subscription offering that is offered to all of the stockholders of the Company on a pro rata basis.


The Bylaw Amendment would eliminate the above Article IX in its entirety. The provisions prevent Westell from selling securities having forward pricing provisions or from granting options at less than the fair market value of its stock without first obtaining majority stockholder approval The provisions set forth in Article IX were adopted in connection with the State of Wisconsin Investment Board's ("SWIB's) purchase of 1,657,459 shares of Class A Common Stock in April 2001. SWIB has informed Westell that it no longer owns any shares of Class A Common Stock. The purpose of the SWIB provisions was to ensure that any securities issued by the Company would not be convertible into the Company's Class A Common Stock based upon some conversion formula that is not set at the time of the issuance of the securities. If the conversion formula was not set at the time of issuance of the securities, the number of shares of Class A Common Stock that may ultimately be issued upon conversion would be indeterminable and could fluctuate significantly and cause significant dilution.

         Westell understands the merits of the SWIB provisions and has no current intention of issuing securities with forward pricing provisions. However, Westell believes that these provisions could restrict its ability to obtain financing in the future on a timely basis. Westell has issued securities with forward pricing provision in the past. On April 16, 1999, Westell issued $20,000,000 aggregate principal amount of convertible debentures containing a forward-pricing provision when it had an urgent need for a cash infusement to remain in business. None of the convertible debentures are currently outstanding. The convertible debentures were convertible into a number of shares of class A common stock and had a conversion formula based upon the market price of the Class A Common Stock at the time of conversion and any future issuances of Class A Common Stock by Westell. The number of shares of Class A Common Stock issuable upon conversion of the convertible debentures was inversely proportional to the market price of the Class A Common Stock at the time of conversion. When the trading prices of the Class A Common Stock fell, then the convertible debentures were convertible into an increasing number of shares of Class A Common Stock. The Company has no current intention to issue any securities with forward pricing provisions, but believes that it should have the flexibility to do so in the event that it requires funding on an urgent basis and when there are limited sources of funding.

         The SWIB provisions also restrict the ability to reprice stock options and the Bylaw Amendment would eliminate this provision. Westell currently has no plans to reprice any stock options. However, Westell believes that option repricing may been prudent in the future to retain and motivate employees, while limiting the dilution to stockholders. Westell operates in a highly competitive climate in which competitors are attempting to lure its talented employees away with promises of substantial stock options. In addition, the Company believes that that other barriers to repricing options (for example, the requirement of taking a compensation expense when repricing options) offer sufficient deterrents to the Company's repricing of options causing the Company to reprice options only if there is a significant business need to do so.

         The Company believes that the SWIB provisions could impair our ability to obtain, and will restrict our flexibility in obtaining, financing in the future. The Company's Board of Directors believes that adoption of the Bylaw Amendment is advisable because it will provide the Company with greater flexibility in connection with possible future financing transactions.

         RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors considers the amendment to be in the best interests of the Company and all of its stockholders and unanimously recommends that the stockholders vote "FOR" Proposal No. 3.




                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent auditors for fiscal 2003 were Ernst & Young LLP. Selection of independent auditors is made by the Board of Directors upon consultation with the Audit Committee. The Board of Directors will vote upon the selection of auditors for the current fiscal year at a future Board meeting. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to respond to appropriate questions and to make a statement if they desire to do so.

AUDIT FEES

         The aggregate fees billed by Westell's independent auditors rendered in connection with (i) the audit of Westell's annual financial statements set forth in the Westell Annual Report on Form 10-K for the year ended March 31 2003, and
(ii) the review of Westell's quarterly financial statements set forth in Westell's Quarterly Report on Form 10-Q for the quarters ended June 30, 2002, September 30, 2002, and December 31, 2002 were approximately $392,000.

AUDIT RELATED FEES

         The aggregate fees for audit related services rendered by the independent auditors for Westell's most recent fiscal year were approximately $52,000. These fees include work performed by the independent auditors with respect to accounting assistance.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no information technology services rendered by Ernst & Young LLP during the year ended March 31, 2003.

ALL OTHER FEES

         The aggregate fees for all other services rendered by its independent auditors for Westell's most recent fiscal year were approximately $40,000. These fees include work performed by the independent auditors with respect to tax compliance and other tax consulting. The total of audit related fees and all other fees were approximately $92,000.

CONSIDERATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT ACCOUNTANT

         The audit committee has considered whether the services provided under other non-audit services are compatible with maintaining the auditor's independence and has determined that such services are compatible.
















                          PROPOSALS OF SECURITY HOLDERS

         A stockholder proposal to be included in the Company's proxy statement and presented at the 2003 Annual Meeting must be received at the Company's executive offices, 750 North Commons Drive Aurora, Illinois 60504 by no later than May 16, 2004 for evaluation as to inclusion in the Proxy Statement in connection with such meeting.

         Stockholders wishing to nominate a director or bring a proposal before the 2004 Annual Meeting (but not include the proposal in the Company's proxy statement) must cause written notice of the proposal to be received by the Secretary of the Company at the principal executive offices of the Company in Aurora, Illinois, by no later than 60 days prior to the Annual Meeting date, as well as comply with certain provisions of the Company's bylaws. In order for a stockholder to nominate a candidate for director, such notice must describe various matters regarding the nominee and the stockholder giving the notice, including such information as name, address, occupation and shares held. In order for a stockholder to bring other business before a stockholders meeting, the notice for such meeting must include various matters regarding the stockholder giving the notice and a description of the proposed business. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement.


                              FINANCIAL INFORMATION

         The Company has furnished its financial statements to stockholders in its 2003 Annual Report, which accompanies this Proxy Statement. In addition, the Company will promptly provide, without charge to any stockholder, on the request of such stockholder, an additional copy of the 2003 Annual Report and the Company's most recent Form 10-K. Written requests for such copies should be directed to Westell Technologies, Inc., Attention: Nicholas C. Hindman, Sr., Senior Vice President and Chief Financial Officer, 750 North Commons Drive, Aurora, Illinois 60504; telephone number (630) 898-2500.


                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Board of Directors of the Company knows of no other business that may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, the persons named in the proxies will vote upon them in accordance with their best judgment.


         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.

                                              By Order of the Board of Directors




                                              NICHOLAS C. HINDMAN, SR.
                                              Senior Vice President and
                                              Chief Financial Officer

Date: August __, 2003

PROXY                        WESTELL TECHNOLOGIES, INC.                    PROXY

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WESTELL TECHNOLOGIES, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS, ON SEPTEMBER 25, 2003, 10:00 A.M., LOCAL TIME, AT THE WESTELL CORPORATE HEADQUARTERS, 750 NORTH COMMONS DRIVE, AURORA, ILLINOIS 60504.

         The undersigned hereby appoints John W. Seazholtz and Melvin J. Simon, and each of them proxies with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all Class A Common Stock and/or Class B Common Stock held of record by the undersigned in Westell Technologies, Inc., upon all subjects that may properly come before the special meeting, and at any adjournments thereof, including the matters described in the joint proxy statement/prospectus furnished herewith, subject to any directions indicated on the reverse side of this card.

         THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT FOR THE ANNUAL MEETING.
         This proxy when properly executed will be voted in the manner directed by the undersigned direction is made, this proxy will be voted for proposal 1.
         (THIS PROXY IS CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)
                                                   (Comments/Change of Address)
                                                   ----------------------------
                                                   ----------------------------
                                                   ----------------------------
                                                   ----------------------------
(THIS PROXY IS CONTINUED AND TO BE SIGNED          (If you have written in the
ON THE REVERSE SIDE.)                              above space, please mark the
                                                   corresponding box on the
                                                   reverse side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            - FOLD AND DETACH HERE -
         THE FOLLOWING MATTERS ARE PROPOSED BY THE BOARD OF DIRECTORS
1.  ELECTION OF DIRECTORS:                  For Against  Abstain   List nominee
                                                                   exceptions:
                                                                   -------------
Director Nominees:                          []  []  []
John W. Seazholtz, Paul A. Dwyer, Jr., E.
Van Cullens, Robert C. Penny III, Roger
L. Plummer, Bernard F. Sergesketter,
Melvin J. Simon

- - - - - - - - - - - - - - - - - - - - -
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided

                                                            This proxy when
                                                            properly executed
                                                            will be voted in the
                                                            manner directed
                                                            herein by the
                                                            undersigned
                                                            stockholder. If no
                                                            direction is made,
                                                            this proxy will be
                                                            deemed to constitute
                                                            direction to vote
                                                            "for" the above
                                                            proposal.

                                                            Please mark, sign,
                                                            date and return the
                                                            proxy card using the
                                                            enclosed envelope.


2. APPROVAL OF AN AMENDMENT TO THE         For Against Abstain
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
WESTELL TECHNOLOGIES,                      [] [] []
INC. TO PERMIT STOCKHOLDERS
HOLDING 25% OR MORE OF THE VOTING
POWER OF WESTELL TO CALL A SPECIAL
MEETING OF STOCKHOLDERS.
2. APPROVAL OF AN AMENDMENT TO THE         For Withhold For All
AMENDED AND RESTATED BYLAWS OF WESTELL     All Except
TECHNOLOGIES, INC. TO ELIMINATE ARTICLE    [] [] []
IX OF THE BYLAWS WHICH CONTAINS
PROVISIONS THAT PREVENT WESTELL FROM
SELLING SECURITIES HAVING FORWARD
PRICING PROVISIONS OR FROM GRANTING
OPTIONS AT LESS THAN THE FAIR MARKET
VALUE OF ITS STOCK WITHOUT FIRST
OBTAINING MAJORITY STOCKHOLDER APPROVAL.


Comments/Change of Address                  Date ________________________, 2003

                                            Signature(s) _______________________

                                            Signature(s) _______________________

(NOTE: Please sign exactly as name appears on this Proxy. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer or partner, give full title as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)